Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

OF

COMMERCIAL NATIONAL FINANCIAL CORPORATION

I, Gregg E. Hunter, Chief Executive Officer, Commercial National Financial Corporation certify that:

I have reviewed this annual report on Form 10-K of Commercial National Financial Corporation;

Based on my knowledge, this annual report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) for the registrant and we have:

a)              designed such disclosure controls and procedures, or caused such disclosure control and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

disclosed in this report any change in the Corporation’s internal control over financial reporting that occurred during the Corporation’s fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Corporation’s internal control over financial reporting; and

The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and to the audit committee of the registrant’s board of directors:

a)     all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial data; and

b)    any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: March 26, 2004	By:	/s/ Gregg E. Hunter
Gregg E. Hunter
Chief Executive Officer